EXHIBIT 99.6

Accrued Interest Date:                                 Collection Period Ending:
25-Oct-01                                                              31-Oct-01

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A             Period #
                             ------------------------------
26-Nov-01                                                                     6

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Balances
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                                                                                        Initial           Period End
     Receivables                                                                 $1,489,992,840       $1,273,402,175
     Pre-Funding Account                                                            $99,965,067                   $0
     Capitalized Interest Account                                                    $1,045,665                   $0
     Reserve Account                                                                $22,349,893          $31,835,054
     Yield Supplement Overcollateralization                                          $8,157,907           $6,225,224
     Class A-1 Notes                                                               $329,000,000          $15,262,611
     Class A-2 Notes                                                               $448,000,000         $448,000,000
     Class A-3 Notes                                                               $499,000,000         $499,000,000
     Class A-4 Notes                                                               $274,000,000         $274,000,000
     Class B Notes                                                                  $31,800,000          $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                           $1,333,475,058
     Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
            Receipts of Scheduled Principal                                         $31,159,122
            Receipts of Pre-Paid Principal                                          $28,018,207
            Liquidation Proceeds                                                       $442,426
            Principal Balance Allocable to Purchased Receivables                             $0
            Release from Pre-Funding Account                                                 $0
         Total Receipts of Principal                                                $59,619,755

         Interest Distribution Amount
            Receipts of Interest                                                    $12,291,139
            Servicer Advances                                                                $0
            Reimbursement of Previous Servicer Advances                             ($3,488,113)
            Accrued Interest on Purchased Receivables                                        $0
            Recoveries                                                                  $82,889
            Capitalized Interest Payments                                              $167,754
            Net Investment Earnings                                                    $203,032
         Total Receipts of Interest                                                  $9,256,702

         Release from Reserve Account                                                        $0

     Total Distribution Amount                                                      $68,876,457

     Ending Receivables Outstanding                                              $1,273,402,175

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                         $3,939,724
     Current Period Servicer Advance                                                         $0
     Current Reimbursement of Previous Servicer Advance                             ($3,488,113)
     Ending Period Unreimbursed Previous Servicer Advances                             $451,612

Collection Account
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     Deposits to Collection Account                                                 $68,876,457
     Withdrawals from Collection Account
         Servicing Fees                                                              $1,111,229
         Class A Noteholder Interest Distribution                                    $4,976,019
         First Priority Principal Distribution                                               $0
         Class B Noteholder Interest Distribution                                      $144,690
         Regular Principal Distribution                                             $59,314,842
         Reserve Account Deposit                                                             $0
         Unpaid Trustee Fees                                                                 $0
         Excess Funds Released to Depositor                                          $3,167,801
     Total Distributions from Collection Account                                    $68,714,580



                                  Page 1 of 3

Accrued Interest Date:                                      Collection Period Ending:
25-Oct-01                                                              31-Oct-01

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A             Period #
                             ------------------------------
26-Nov-01                                                                     6
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Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
         Release from Reserve Account                                     $1,501,822
         Release from Collection Account                                  $3,167,801
     Total Excess Funds Released to the Depositor                         $4,669,623

Note Distribution Account
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     Amount Deposited from the Collection Account                        $64,435,550
     Amount Deposited from the Reserve Account                                    $0
     Amount Paid to Noteholders                                          $64,435,550

Distributions
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     Monthly Principal Distributable Amount                          Current Payment       Ending Balance  Per $1,000         Factor
     Class A-1 Notes                                                     $59,314,842          $15,262,611     $180.29          4.64%
     Class A-2 Notes                                                              $0         $448,000,000       $0.00        100.00%
     Class A-3 Notes                                                              $0         $499,000,000       $0.00        100.00%
     Class A-4 Notes                                                              $0         $274,000,000       $0.00        100.00%
     Class B Notes                                                                $0          $31,800,000       $0.00        100.00%

     Interest Distributable Amount                                   Current Payment           Per $1,000
     Class A-1 Notes                                                        $264,419                $0.80
     Class A-2 Notes                                                      $1,590,400                $3.55
     Class A-3 Notes                                                      $1,954,417                $3.92
     Class A-4 Notes                                                      $1,166,783                $4.26
     Class B Notes                                                          $144,690                $4.55



Carryover Shortfalls
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                                                                             Prior
                                                                        Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                       $0                   $0          $0
     Class A-2 Interest Carryover Shortfall                                       $0                   $0          $0
     Class A-3 Interest Carryover Shortfall                                       $0                   $0          $0
     Class A-4 Interest Carryover Shortfall                                       $0                   $0          $0
     Class B Interest Carryover Shortfall                                         $0                   $0          $0


Receivables Data
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                                                                    Beginning Period        Ending Period
     Number of Contracts                                                      60,940               61,081
     Weighted Average Remaining Term                                           46.59                45.51
     Weighted Average Annual Percentage Rate                                   7.61%                7.65%

     Delinquencies Aging Profile End of Period                         Dollar Amount           Percentage
         Current                                                      $1,138,992,213               89.44%
         1-29 days                                                      $118,085,164                9.27%
         30-59 days                                                      $12,754,233                1.00%
         60-89 days                                                       $2,163,377                0.17%
         90-119 days                                                        $937,908                0.07%
         120+ days                                                          $469,280                0.04%
         Total                                                        $1,273,402,175              100.00%
         Delinquent Receivables +30 days past due                        $16,324,798                1.28%





                                  Page 2 of 3

Accrued Interest Date:                                      Collection Period Ending:
25-Oct-01                                                              31-Oct-01

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A             Period #
                             ------------------------------
26-Nov-01                                                                     6
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     Charge-offs
         Gross Principal Charge-Offs for Current Period                     $453,128
         Recoveries for Current Period                                       $82,889
         Net Losses for Current Period                                      $370,239

         Cumulative Realized Losses                                         $769,902


     Repossessions                                                     Dollar Amount                Units
         Beginning Period Repossessed Receivables Balance                 $1,454,773                   52
         Ending Period Repossessed Receivables Balance                    $1,528,861                   64
         Principal Balance of 90+ Day Repossessed Vehicles                   $21,345                    1



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $6,530,137
     Beginning Period Amount                                              $6,530,137
     Ending Period Required Amount                                        $6,225,224
     Current Period Release                                                 $304,913
     Ending Period Amount                                                 $6,225,224
     Next Distribution Date Required Amount                               $5,927,323

Capitalized Interest Account
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     Beginning Period Required Amount                                       $167,754
     Beginning Period Amount                                                $167,754
     Net Investment Earnings                                                    $703
     Current Period Release to Depositor                                    $167,754
     Ending Period Required Amount                                                $0
     Ending Period Amount                                                         $0


Pre-Funding Account
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     Beginning Period Amount                                                      $0
     Net Investment Earnings                                                $125,430
     Release to Servicer for Additional Loans                                     $0
     Current Period Release for Deposit to Collection Account                     $0
     Ending Period Amount                                                         $0

Reserve Account
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     Beginning Period Required Amount                                    $33,336,876
     Beginning Period Amount                                             $33,336,876
     Net Investment Earnings                                                 $76,900
     Current Period Deposit                                                       $0
     Current Period Release to Collection Account                                 $0
     Current Period Release to Depositor                                  $1,501,822
     Ending Period Required Amount                                       $31,835,054
     Ending Period Amount                                                $31,835,054




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